HighPeak Energy

Investor Presentation - August 2023



Disclaimer

FORWARD-LOOKING STATEMENTS

The information in this presentation and in any oral statements made in connection herewith contains forward-looking statements that involve risks and uncertainties. When used in or in connection with this document, the words "believes," "plans," "expects," "anticipates," "forecasts," "intends," "projects," "continue," "may," "will," "could," "should," "future," "potential," "estimate" or the negative of such terms and similar expressions as they relate to HighPeak Energy, Inc. ("HighPeak Energy" or the "Company") are intended to identify forward-looking statements, which are generally not historical in nature. The forward-looking statements are based on the Company's current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates. Although the Company believes that the expectations and assumptions reflected in the forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond the Company's control. For example, the Company's review of strategic alternatives may not result in a sale of the Company, a recommendation that a transaction occur or result in a completed transaction, and any transaction that occurs may not increase shareholder value, in each case as a result of such risks and uncertainties.

These risks and uncertainties include, among other things, the results of the strategic review being undertaken by the Company's Board and the interest of prospective counterparties, the Company's ability to realize the results contemplated by the 2023 and 2024 guidance, volatility of commodity prices, political instability or armed conflict in crude oil or natural gas producing regions such as the ongoing war between Russia and Ukraine, OPEC+ policy decisions, inflationary pressures on costs of oilfield goods, services and personnel, product supply and demand, the impact of a widespread outbreak of an illness, such as the coronavirus disease 2019 ("COVID-19") pandemic, on global and U.S. economic activity, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation, refining and storage facilities, HighPeak Energy's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to any credit facility and derivative contracts entered into by HighPeak Energy, if any, and purchasers of HighPeak Energy's oil, NGL and gas production, uncertainties about estimates of reserves, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying forecasts, including forecasts of production, expenses, cash flow from sales of oil and gas and tax rates, quality of technical data, environmental and weather risks, including the possible impacts of climate change, cybersecurity risks and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 6, 2023 (the "Annual Report"), and in its other filings with the SEC. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. See "Risk Factors," "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk" in the Registration Statement for a description of various factors that could materially affect the ability of HighPeak Energy to achieve the anticipated results described in the forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no duty to publicly update these statements except as required by law.

RESERVE INFORMATION

Reserve engineering is a process of estimating the recovery of underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. Reserves estimates included herein may not be indicative of the level of reserves or PV-10 value of oil and natural gas production in the future, as they are based on prices significantly higher than current commodity prices. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact HighPeak's strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered.

Estimated Ultimate Recoveries, or "EURs," refers to estimates of the sum of total gross remaining reserves per well as of a given date and cumulative production prior to such given date for developed wells. "Resource" refers to gross volumes of hydrocarbons without giving effect to recovery efficiency or the economic viability of production. Neither EURs nor resource constitute or represent reserves as defined by the SEC and neither is intended to be representative of anticipated future well results or aggregate production volumes. Each such metric is inherently more uncertain than proved reserve estimates prepared in accordance with SEC guidelines.

USE OF PROJECTIONS

The financial, operational, industry and market projections, estimates and targets in this presentation (including production, operating expenses, capital expenditures, EBITDAX and Asset FCF in future periods) are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's control. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial, operational, industry and market projections, estimates and targets, including assumptions, risks and uncertainties described in "Cautionary Note Regarding Forward-Looking Statements" above. These projections are speculative by their nature and, accordingly, are subject to significant risk of not being actually realized by the Company. Projected results of the Company for Q4'23, FY2023 and FY2024 are particularly speculative and subject to change. Actual results may vary materially from the current projections, including for reasons beyond the Company's control. The projections are based on current expectations and available information as of the date of this release. The Company undertakes no duty to publicly update these projections except as required by law.

In particular, you should be aware that, unless otherwise indicated, projections shown herein are based on management's "flat" commodity price parameters rather than SEC pricing guidelines or current NYMEX forward pricing. The flat prices used in preparing the projections contained herein were $80 per Bbl of oil and $3 per MMBtu of natural gas, as compared to prices of $93.67 per Bbl for oil and $6.358 per MMBtu that would have been used if using SEC reserve pricing guidelines. HighPeak believes that the use of flat pricing provides useful information as the flat prices reflect what management believes to be reasonable assumptions as to future commodity prices over the productive lives of its properties. However, HighPeak cautions you that the flat pricing used in preparing its projections is not necessarily a projection of future oil and natural gas prices, and should be carefully considered in addition to, and not as a substitute for, other commodity price assumptions held by third parties.

HIGHPEAK ENERGY

USE OF NON-GAAP FINANCIAL MEASURES

This presentation may include non-GAAP financial measures, including EBITDAX and adjusted EBITDAX, unlevered asset free cash flow, operating margin and unhedged cash operating margin, and PV-10. HighPeak believes these non-GAAP measures are useful because they allow HighPeak to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods, capital structure or tax status. HighPeak does not consider these non-GAAP measures in isolation or as alternatives to similar financial measures determined in accordance with GAAP. HighPeak's computations of these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

HighPeak defines EBITDAX as net income before interest expense, income taxes, depreciation, depletion and amortization, exploration and other expenses, impairment and abandonment expenses, non-cash gains or losses on derivatives, stock-based compensation, gain on exchange of debt, gains and losses from the sale of assets, transaction costs and nonrecurring workforce reduction severance payments. HighPeak defines Adjusted EBITDAX as EBITDAX excluding cash G&A expenses. HighPeak's management believes EBITDAX is useful as it allows them to more effectively evaluate HighPeak's operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. HighPeak excludes the items listed above from net income in arriving at EBITDAX because these amounts can vary substantially from company to company within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. HighPeak also presented EBITDAX on an "annualized" basis, which represents EBITDAX for a fiscal quarter annualized for a 12-month period as if EBITDAX for each fiscal quarter in such period was equal to the quarter specified. HighPeak defines cash operating margin as realized price less lease operating expenses, gathering, processing and transportation expenses and production taxes, on a per-Boe basis. HighPeak defines cash margin as realized price less lease operating expense, gathering, processing and transportation expenses, cash general and administrative expenses and production taxes, on a per-Boe basis. HighPeak defines unhedged as excluding the effects of derivatives and hedged as including the effects of derivatives. HighPeak defines Free Cash Flow as estimated EBITDAX less capex, interest expense and dividend. HighPeak defines Unlevered Asset Free Cash Flow as Adjusted EBITDAX less Capex. HighPeak defines PV-10 as the present value of estimated future net revenues to be generated from the production of proved reserves, without giving effect to non-property related expenses, discounted at 10% per year before income taxes. For reconciliations of each such non-GAAP measure as presented herein to its most comparable measure prepared in accordance with GAAP, see the Appendix to this presentation.

In the case of non-GAAP financial measures presented for future periods, HighPeak advises that it is unable to provide reconciliations of such measures without unreasonable efforts. Accordingly, such measures should be considered in light of the fact that no GAAP measure of performance or liquidity is available as a point of comparison to such non-GAAP measures.

INDUSTRY AND MARKET DATA

This presentation has been prepared by HighPeak and may include market data and other statistical information from sources believed by HighPeak to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on HighPeak's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although HighPeak believes these sources are reliable, they have not independently verified the information and cannot guarantee its accuracy and completeness.

DRILLING LOCATIONS

The Company has estimated its drilling locations based on well spacing assumptions and upon the evaluation of its drilling results and those of other operators in its area, combined with its interpretation of available geologic and engineering data. The drilling locations actually drilled on the Company's properties will depend on the availability of capital, regulatory approvals, commodity prices, costs, actual drilling results and other factors. Any drilling activities conducted on these identified locations may not be successful and may not result in additional proved reserves. Further, to the extent the drilling locations are associated with acreage that expires, the Company would lose its right to develop the related locations.

HighPeak Overview

Key Highlights

Recent Production and Cash Flow Milestones:

- Q3'23 quarter to date production avg. >50.0 MBoe/d
- Reached free cash flow from operations[3]

Capital Discipline:

- Currently running 2 rigs, 1 frac crew
- >12 years of premium WCA and LS inventory at 2-rig pace

Operating Statistics[1]

Gross/Net Wells In Progress as of 6/30/23	42 / 35.7
% Oil / % Liquids (Q2'23)	84% / 93%
Net Acres	~114,000
2023E Exit Production (MBoe/d)	~57.0

Financial Statistics[5] ($mm)

Q2'23 Unhedged Cash Op. Margin ($/Boe)[4]	$50.14
YE'23E Net Debt / 4Q'23E LQA EBITDAX[2]	0.9x
4Q'23E LQA EBITDAX[2]	~$1.1B
Positive Free Cash Flow[3]	3Q'23E

Acreage Map



Dawson
Borden
Scurry
Flat Top
Mitchell
Signal Peak
Glasscock
Sterling
HighPeak
Bayswater
Callon
Diamondback
Vital
Occidental
Ovintiv
Pioneer
Moss Creek
SM Energy

Note: Acreage map per Enverus and company data.
(1) Net acreage, % oil & liquids, and wells in progress as of 6/30/23.
(2) EBITDAX is a non-GAAP financial measure. See disclaimer for definition.
(3) Free Cash Flow is a non-GAAP financial measure and defined as estimated EBITDAX less capex, interest expense and dividends.
(4) Unhedged cash operating margin is a non-GAAP financial measure. See Appendix for a reconciliation to the most comparable GAAP measure.
(5) 4Q'23E LQA EBITDAX based on flat pricing of $80/bbl and $3.00/mcf. Net debt defined as total debt less cash & cash equivalents.
(6) All forward looking metrics / estimates based on midpoint of company guidance.

High Caliber Asset Base

- >50,000 Boe/d, 84% oil, 93% liquids
- >200 producing horizontal wells
- Sustained peer leading margins



>50 MBoe/d
>175%
CAGR
~3 MBoe/d
Q4/20
Q1/21
Q2/21
Q3/21
Q4/21
Q1/22
Q2/22
Q3/22
Q4/22
Q1/23
Q2/23
Q3/23

HighPeak's Margins Continue to Outpace Peers

High oil cut, low-cost structure, and continued scaling of production lead to HPK's peer leading margins

- Q2 margins are **38% above** nearest peer
- HPK Q2'23 margin ($49.48/Boe) is **~59% higher** vs. Q2'23 peer average

Unhedged EBITDAX Margins for the 3 Months Ended 6/30/23 ($/Boe)[1]


Permian Peers
~59% higher than Q2'23 peer average ($31.08/Boe)
$49.48
+59%
Q2'23
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H

	Q2'23	Peer A	Peer B	Peer C	Peer D	Peer E	Peer F	Peer G	Peer H
% Oil	84%	58%	52%	58%	59%	51%	48%	42%	42%
% Liquids	93%	58%[2]	77%	79%	80%	72%	73%	60%	68%

Equivalent Economic Production


~80 MBoepd
30
50
Current Equivalent Production

HighPeak's oil cut generates higher cash flow per BOE

Source: Public filings

(1) Unhedged EBITDAX margins and production figures as reported. EBITDAX margins calculation for peers reflects adjusted EBITDAX for the 3M ended period as calculated by respective companies. Peers include CPE, ESTE, FANG, MTDR, PR, PXD, SM, and VTLE. Represents Q2'23 EBITDAX margins except for VTLE which reflects Q1'23.

(2) Peer A reports production on a 2-stream basis

HIGHPEAK ENERGY

Operations Update

- Approximately 46 gross / 41 net additional wells coming online in 2H 2023
- Development focus over foreseeable future will be WCA and LS
- HighPeak's significant investment in the development of infrastructure to-date continues to drive cost reductions and result in peer-leading margins(1)

ESG Update

- Investment in overhead power and development of solar farm eliminates need for generators for new wells, reducing diesel emissions and power costs
- Extensive water and electrical infrastructure constructed during multi-year program provides for efficient operations for long-term development
- Utilization of 100% wet sand from local mine provides economic and environmental benefits
- Central tank battery configuration is large, scalable, efficient, and drives lower emissions relative to dispersed, isolated installations required for operators without contiguous acreage


Borden
Scurry
Mitchell
WELLBORES
HPK PRODUCING
HPK OPERATED 2H'23
PRODUCING

(1) See Slide #6 – "HighPeak's Margins Continue to Outpace Peers"

Consistent Value Creation

Average Daily Production (MBoe/d)



1,925
9,304
24,485
42,207
57,000
2020
2021
2022
2Q'23
Exit 2023E

EBITDAX[1] ($MM)



$8
$164
$577
$740
~$1,100
2020
2021
2022
2Q'23 LQA
4Q'23E LQA

Net Debt / EBITDAX[1][2]



0.0x
0.4x
1.2x
1.3x
0.9x
2020
2021
2022
2Q'23 LQA
4Q'23E LQA

Proved Developed Reserves (MMBoe)
At a constant price of $80/bbl and $3.00/mcf



11
29
61
2020
2021
2022
Aug-23[3]
2023E

Proved Developed PV-10[4] ($MM)
At a constant price of $80/bbl and $3.00/mcf



$386
$917
$1,895
2020
2021
2022
Aug-23[3]
2023E

Proved Developed PV-10[4] / Net Debt
At a constant price of $80/bbl and $3.00/mcf



0.0x
5.8x
2.7x
2020
2021
2022
Aug-23[3]
2023E

Note:
(1) 4Q'23E LQA EBITDAX based on flat pricing of $80/bbl and $3.00/mcf.
(2) Net debt defined as total debt less cash & cash equivalents.
(3) Reserves per HighPeak's mid-year 2023 internal reserve report rolled forward to 8/1/23 and 2023E forecasted roll forward.
(4) PD PV-10 based on flat $80/bbl and $3.00/mcf price assumption.

Capital Structure and Debt Maturities

Recent Events

- In July, Company completed $155MM equity raise with high management participation showing continued support to enhance near term liquidity and improve positioning for debt refinance
- In conjunction with equity raise, Credit Facility banks approved amendment providing for a postponement to September 1, 2023 of our obligation to redeem or submit a plan for repayment of our February 2024 Notes[(1)]
- Working on comprehensive debt refinancing to push all maturities to 2026+ with expected resolution in Q3'23

Debt Maturities



$mm
$600
$500
$400
$300
$200
$100
$0
Feb-24
Jun-24
Nov-24
Extend to 2026+
$225MM February 2024 Notes
$250MM November 2024 Notes
Credit Facility Borrowings ($525MM outstanding)

(1) Credit Facility would spring to maturity on October 1, 2023, if i) the Company has not refinanced or extended the Feb'24 Notes, or ii) if the lenders do not approve a refinancing plan presented by the Company or iii) if necessary, the Company does not receive an additional extension from the lenders.

- Prime, Oil Weighted (93% liquids) Permian Asset Base with Low Breakevens
- Mid-Cap Permian Producer with Scale: Quarter-to-Date Production of >50 MBoe/d
- Financial Metrics – Visible, Near-Term Improvement, Strong PD Coverage and FCF from Operations
- De-Risked, Contiguous Acreage Position with over 12 Years of WCA and LS Premium Inventory at Current 2-rig Cadence
- Management Team Demonstrates Alignment with Shareholders through High Equity Ownership



HIGHPEAK ENERGY, INC.

Appendix

HIGHPEAK ENERGY

Rig Released Wells

	2Q'23		2023 YTD	
	Gross	Net	Gross	Net
OP	23	23.0	48	47.7
Non-Op	1	0.1	1	0.1
Total	**24**	**23.1**	**49**	**47.8**
SWD	1	1.0	2	2.0

In Progress[(1)]

	As of 30-Jun-23	
	Gross	Net
OP	35	35.0
Non-Op	7	0.7
Total	**42**	**35.7**
SWD	3	3.0

Turned in Line

	2Q'23		2023 YTD	
	Gross	Net	Gross	Net
OP	42	40.3	68	65.8
Non-Op	0	0.0	6	0.3
Total	**42**	**40.3**	**74**	**66.1**

(1) In Progress includes 8 gross (8.0 net) operated wells and 5 gross (0.6 net) non-operated wells drilling as of June 30, 2023.

Hedges

Summary

- Average oil volumes of 9,478 Bo/d hedged for 2H'23 using swaps at an average price of $74.12/bbl
- Average oil volumes of 8,500 Bo/d hedged for 2H'23 using puts at an average floor price of $57.82/bbl
- Average oil volumes of 10,000 Bo/d hedged for Q1'24 – Q3'24 using puts at an average floor price of $53.83/bbl
  - Deferred premium cost of $5/bbl on all puts

	OIL SWAPS		OIL PUTS	
	VOL (Mbbl)	Price	VOL (Mbbl)	Price
2023/Q3	1,072	$73.90	644	$60.46
2023/Q4	672	$74.46	920	$55.97
2023	**1,744**	**$74.12**	**1,564**	**$57.82**
2024/Q1			910	$53.83
2024/Q2			910	$53.83
2024/Q3			920	$53.83
2024/Q4				
2024			**2,740**	**$53.83**


OIL SWAPS
DAILY OIL VOLUME (bo/d)
25,000
20,000
15,000
10,000
5,000
0
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
Dec-24


DEFERRED PREMIUM OIL PUTS
DAILY OIL VOLUME (bo/d)
25,000
20,000
15,000
10,000
5,000
0
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
Dec-24

Includes all hedges through 7/31/23.

Q2 2023 Summary

Production	2Q'23
Total sales volumes (MBoe)	3,840.8
Total daily sales volumes (MBoe/d)	42.2
Oil percentage	84%
Liquids percentage	93%
Realized Pricing	
Oil per Bbl	$73.21
NGL per Bbl	$20.77
Gas per Mcf	$0.70
Total per Boe (excluding derivatives)	$62.68
Total per Boe (including derivatives)	*$61.37*
Costs (per Boe)	
LOE	$8.39
Workover expenses	$0.71
Production & Ad Valorem taxes	$3.45
G&A (Cash)	$0.66
Total cash costs	$13.21
Cash margin (excluding derivatives)	$49.48
Cash margin (including derivatives)	$48.16

Earnings	2Q'23
EBITDAX ($MM)	$185.0
Other	
Capex ($MM)[1]	$299.6
Rig Released[2] / Turn in Line	25 / 44

(1) Excludes Land acquisition capex.
(2) Rig Released includes 1 SWD.

HIGHPEAK ENERGY

Production, Capital, and Cost Guidance

Production (MBoe/d)	2023
Average production rate	45 – 51
Exit production rate	55 – 61

Capex ($mm)	2023
Gross Operated Wells TIL	105 – 115
Capital Expenditures D,C,E&F	$900 - $975
Capital Expenditures, Infra/Land/Other	$50 - $60
1H 2023 Total Capital Expenditures[(1)]	$679
2H 2023E Total Capital Expenditures[(1)]	$271 - $356
FY2023E Total Capital Expenditures[(1)]	$950 - $1,035
Average Rigs	~3 (6 → 2)
Average Frac Crews	~2 (3 → 2)

Unit Measures ($/Boe)	2023
Lease Operating Expenses	$7.50 - $8.50
General & Administrative	$0.75 - $1.00

(1) Excludes acquisition capex

Non-GAAP Financial Measures Reconciliations

Reconciliation of Net Income to EBITDAX

(in thousands)	Year Ended			Quarter Ended
	31-Dec-20	31-Dec-21	31-Dec-22	30-Jun-23
Net income	($101,463)	$55,559	$236,854	$31,826
Interest expense	8	2,484	50,610	39,284
Income tax expense (benefit)	(4,223)	16,904	75,361	9,644
Depletion, depreciation and amortization	16,262	65,201	177,742	93,011
Accretion of discount	140	167	370	120
Exploration and abandonment expense	5,036	1,549	1,149	480
Stock based compensation	15,776	6,676	33,352	3,984
Derivative-related noncash activity	-	15,467	1,909	(703)
Other	76,503	166	(266)	7,339
EBITDAX	**$8,039**	**$164,173**	**$577,081**	**$184,985**

Unhedged Cash Operating Margin Reconciliation

(in thousands)	Qtr. Ended
	30-Jun-23
Oil, NGL and natural gas sales (including deducts)	$ 240,760
Less: Lease operating expenses	(32,226)
Less: Workover expenses	(2,708)
Less: Production & ad valorem taxes	(13,259)
Less: Cash G&A	(2,516)
Cash Margin	**$ 190,051**
Divided by: Production (MBoe)	3,840.8
Cash Margin per Boe, excluding effects of derivatives	**$49.48**
Cash Margin	**$ 190,051**
Cash G&A	2,516
Divided by: Production (MBoe)	3,840.8
Cash Operating Margin per Boe, before cash G&A and excluding effects of derivatives	**$50.14**